Exhibit 99.1

UNION PACIFIC REPORTS RECORD SECOND QUARTER

Achieves Best-Ever Earnings per Share

FOR IMMEDIATE RELEASE

Second Quarter Records

•	Diluted earnings per share improved 14 percent to $1.59.

•	Operating revenues totaled $4.9 billion, up 16 percent.

•	Operating income totaled $1.4 billion, up 9 percent.

•	Net income increased 10 percent to $785 million.

•	Customer Satisfaction Index improved three points to 92, an all-time quarterly record.

Omaha, Neb., July 21, 2011 – Union Pacific Corporation (NYSE: UNP) today reported 2011 second quarter net income of $785 million, or $1.59 per diluted share, compared to $711 million, or $1.40 per diluted share, in the second quarter 2010.

“Union Pacific achieved another strong quarter, delivering best-ever quarterly earnings,” said Jim Young, Union Pacific chairman and chief executive officer. “We saw the benefits of our diverse franchise, with volume growth in five of our six commodity groups. We generated record second quarter operating income and cash from operations despite the impact of severe flooding in the Midwest.”

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Second Quarter Summary

Second quarter business volumes, as measured by total revenue carloads, grew 3 percent versus 2010. Five of Union Pacific’s six business groups reported volume growth, with strong growth in shipments of agricultural products and chemicals. Intermodal volumes were down slightly during the quarter compared to 2010. Quarterly operating revenue increased 16 percent in the second quarter 2011 to $4.9 billion versus $4.2 billion in the second quarter 2010. In addition:

•	Each of Union Pacific’s six business groups reported freight revenue growth in the second quarter. Increased fuel cost recoveries, core pricing gains, and volume growth contributed to these increases.

•	Quarterly diesel fuel prices increased 44 percent from an average of $2.29 per gallon in the second quarter 2010 to an average of $3.29 per gallon in the second quarter 2011.

•

Union Pacific’s operating ratio of 71.3 percent was 1.9 points worse than the previous second-quarter record set in 2010. The impact of higher fuel prices negatively impacted operating ratio and earnings by 2.0 points and $0.02 per diluted share compared to 2010.

•

Flood-related issues increased operating expenses by $14 million, or $0.02 per diluted share and resulted in missed coal revenue of approximately $20 million, or $0.02 per diluted share net of estimated cost savings.

•	The Customer Satisfaction Index of 92 set a new all-time quarterly best record, three points better than the second quarter 2010.

•	Quarterly train speed, as reported to the Association of American Railroads, was 26.1 mph, decreasing one percent compared to the second quarter 2010.

•	The Company repurchased 3.6 million shares in the second quarter 2011 at an average share price of $100.75 and an aggregate cost of approximately $360 million.

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Summary of Second Quarter Freight Revenues

•	Agricultural up 22 percent

•	Chemicals up 19 percent

•	Industrial Products up 16 percent

•	Energy up 14 percent

•	Automotive up 14 percent

•	Intermodal up 13 percent

2011 Outlook

“Looking to the second half of the year, we expect stronger performance despite some economic uncertainties and ongoing flood challenges,” said Young. “With our diverse franchise and strong value proposition, we’re well-positioned to leverage volume growth and achieve pricing gains that will improve financial returns for our shareholders.”

About Union Pacific

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country. Union Pacific serves many of the fastest-growing U.S. population centers and provides Americans with a fuel-efficient, environmentally responsible and safe mode of freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad emphasizes excellent customer service and offers competitive routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Investor contact is Michelle Gerhardt, (402) 544-4227.

Media contact is Donna Kush, (402) 544-3753.

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Supplemental financial information is attached.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions and its performance for the rest of the year; and its ability to leverage volume growth and improve pricing and financial returns. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2010, which was filed with the SEC on February 4, 2011. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2011	2010	%		2011	2010	%
Operating Revenues
Freight revenues	$4,595	$3,956	16%		$8,843	$7,711	15%
Other revenues	263	226	16		505	436	16
Total operating revenues	4,858	4,182	16		9,348	8,147	15

Operating Expenses
Compensation and benefits	1,166	1,051	11		2,333	2,110	11
Fuel	904	608	49		1,730	1,191	45
Purchased services and materials	516	472	9		991	904	10
Depreciation	401	368	9		796	735	8
Equipment and other rents	283	282	-		585	572	2
Other	196	122	61		384	368	4
Total operating expenses	3,466	2,903	19		6,819	5,880	16

Operating Income	1,392	1,279	9		2,529	2,267	12
Other income	26	19	37		41	20	F
Interest expense	(148)	(152)	(3)		(289)	(307)	(6)
Income before income taxes	1,270	1,146	11		2,281	1,980	15
Income taxes	(485)	(435)	11		(857)	(753)	14
Net Income	$785	$711	10%		$1,424	$1,227	16%

Share and Per Share
Earnings per share - basic	$1.61	$1.42	13%		$2.91	$2.44	19%
Earnings per share - diluted	$1.59	$1.40	14		$2.89	$2.42	19
Weighted average number of shares - basic	488.4	501.8	(3)		489.0	503.1	(3)
Weighted average number of shares - diluted	492.4	506.5	(3)		493.3	507.6	(3)
Dividends declared per share	$0.475	$0.33	44		$0.855	$0.60	43

Operating Ratio	71.3%	69.4%	1.9	pts	72.9%	72.2%	0.7	pts
Effective Tax Rate	38.2%	38.0%	0.2	pts	37.6%	38.0%	(0.4)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2011	2010	%	2011	2010	%
Freight Revenues (Millions)
Agricultural	$849	$698	22%	$1,656	$1,428	16%
Automotive	381	334	14	723	639	13
Chemicals	703	592	19	1,367	1,179	16
Energy	950	836	14	1,902	1,680	13
Industrial Products	803	692	16	1,493	1,290	16
Intermodal	909	804	13	1,702	1,495	14
Total	$4,595	$3,956	16%	$8,843	$7,711	15%

Revenue Carloads (Thousands)
Agricultural	237	213	11%	475	441	8%
Automotive	165	159	4	322	310	4
Chemicals	233	209	11	456	412	11
Energy	496	486	2	1,034	1,002	3
Industrial Products	297	286	4	560	528	6
Intermodal	819	827	(1)	1,589	1,569	1
Total	2,247	2,180	3%	4,436	4,262	4%

Average Revenue per Car
Agricultural	$3,580	$3,277	9%	$3,483	$3,238	8%
Automotive	2,321	2,094	11	2,250	2,059	9
Chemicals	3,024	2,826	7	3,000	2,859	5
Energy	1,916	1,722	11	1,840	1,677	10
Industrial Products	2,697	2,420	11	2,665	2,444	9
Intermodal	1,108	974	14	1,071	953	12
Average	$2,045	$1,815	13%	$1,993	$1,809	10%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Jun. 30, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$1,055	$1,086
Other current assets	2,644	2,346
Investments	1,176	1,137
Net properties	38,908	38,253
Other assets	246	266
Total assets	$44,029	$43,088

Liabilities and Common Shareholders’ Equity
Debt due within one year	$179	$239
Other current liabilities	2,974	2,713
Debt due after one year	8,759	9,003
Deferred income taxes	12,016	11,557
Other long-term liabilities	1,795	1,813
Total liabilities	25,723	25,325

Total common shareholders’ equity	18,306	17,763

Total liabilities and common shareholders’ equity	$44,029	$43,088

Debt to Capital	32.8%	34.2%
Adjusted Debt to Capital*	40.9%	42.5%

*	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions, For the Periods Ended June 30,	Year-to-Date
	2011	2010
Operating Activities
Net income	$1,424	$1,227
Depreciation	796	735
Deferred income taxes	459	119
Other - net	(39)	(386)
Cash provided by operating activities	2,640	1,695

Investing Activities
Capital investments	(1,327)	(1,056)
Other - net	(39)	(12)
Cash used in investing activities	(1,366)	(1,068)

Financing Activities
Common shares repurchased	(608)	(422)
Dividends paid	(374)	(272)
Debt exchange	(272)	-
Debt repaid	(131)	(885)
Debt issued	-	400
Other - net	80	19
Cash used in financing activities	(1,305)	(1,160)

Net Change in Cash and Cash Equivalents	(31)	(533)
Cash and cash equivalents at beginning of year	1,086	1,850
Cash and Cash Equivalents End of Period	$1,055	$1,317

Free Cash Flow*
Cash provided by operating activities	$2,640	$1,695
Receivables securitization facility**	-	400
Cash provided by operating activities excluding receivables securitization facility	2,640	2,095

Cash used in investing activities	(1,366)	(1,068)
Dividends paid	(374)	(272)
Free cash flow	$900	$755

*	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

**

Effective January 1, 2010, new accounting guidance requires us to account for receivables transferred under our receivables securitization facility as secured borrowings in our Condensed Consolidated Statements of Financial Position and as financing activities in our Condensed Consolidated Statements of Cash Flows. The receivables securitization facility line in the above table is included in our free cash flow calculation to adjust cash provided by operating activities as though our receivables securitization facility had been accounted for under the new accounting guidance for all periods presented.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2011	2010	%		2011	2010	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	239,216	228,062	5%		474,622	451,772	5%
Employees (average)	44,971	42,571	6		44,508	42,350	5
GTMs (millions) per employee	5.32	5.36	(1)		10.66	10.67	-
Customer satisfaction index	92	89	3	pts	92	88	4	pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.29	$2.29	44%		$3.08	$2.22	39%
Fuel consumed in gallons (millions)	265	257	3		543	520	4
Fuel consumption rate*	1.109	1.126	(2)		1.144	1.150	(1)

AAR Reported Performance Measures
Average train speed (miles per hour)	26.1	26.4	(1)%		26.1	26.3	(1)%
Average terminal dwell time (hours)	25.6	24.7	4		26.0	25.4	2
Average rail car inventory (thousands)	271.9	275.2	(1)		271.5	276.4	(2)

Revenue Ton-Miles (Millions)
Agricultural	22,548	20,147	12%		45,154	42,199	7%
Automotive	3,205	3,271	(2)		6,382	6,457	(1)
Chemicals	14,953	13,325	12		29,521	26,658	11
Energy	54,730	53,437	2		113,000	109,015	4
Industrial Products	17,001	15,957	7		32,106	29,820	8
Intermodal	19,726	20,177	(2)		38,765	38,968	(1)
Total	132,163	126,314	5%		264,928	253,117	5%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2011
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,248	$4,595	$8,843
Other revenues	242	263	505
Total operating revenues	4,490	4,858	9,348

Operating Expenses
Compensation and benefits	1,167	1,166	2,333
Fuel	826	904	1,730
Purchased services and materials	475	516	991
Depreciation	395	401	796
Equipment and other rents	302	283	585
Other	188	196	384
Total operating expenses	3,353	3,466	6,819

Operating Income	1,137	1,392	2,529
Other income	15	26	41
Interest expense	(141)	(148)	(289)
Income before income taxes	1,011	1,270	2,281
Income tax expense	(372)	(485)	(857)
Net Income	$639	$785	$1,424

Share and Per Share
Earnings per share - basic	$1.31	$1.61	$2.91
Earnings per share - diluted	$1.29	$1.59	$2.89
Weighted average number of shares - basic	489.6	488.4	489.0
Weighted average number of shares - diluted	494.1	492.4	493.3
Dividends declared per share	$0.38	$0.475	$0.855

Operating Ratio	74.7%	71.3%	72.9%
Effective Tax Rate	36.8%	38.2%	37.6%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2011
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$807	$849	$1,656
Automotive	342	381	723
Chemicals	664	703	1,367
Energy	952	950	1,902
Industrial Products	690	803	1,493
Intermodal	793	909	1,702
Total	$4,248	$4,595	$8,843

Revenue Carloads (Thousands)
Agricultural	238	237	475
Automotive	157	165	322
Chemicals	223	233	456
Energy	538	496	1,034
Industrial Products	263	297	560
Intermodal	770	819	1,589
Total	2,189	2,247	4,436

Average Revenue per Car
Agricultural	$3,386	$3,580	$3,483
Automotive	2,175	2,321	2,250
Chemicals	2,974	3,024	3,000
Energy	1,770	1,916	1,840
Industrial Products	2,628	2,697	2,665
Intermodal	1,031	1,108	1,071
Average	$1,941	$2,045	$1,993

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	Jun. 30, 2011	Dec. 31, 2010
Debt (a)	$8,938	$9,242
Equity	18,306	17,763
Capital (b)	$27,244	$27,005

Debt to capital (a/b)	32.8%	34.2%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	Jun. 30, 2011	Dec. 31, 2010
Debt	8,938	9,242
Net present value of operating leases	3,325	3,476
Unfunded pension and OPEB	421	421
Adjusted debt (a)	$12,684	$13,139

Equity	18,306	17,763
Adjusted capital (b)	$30,990	$30,902

Adjusted debt to capital (a/b)	40.9%	42.5%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 6.3% at June 30, 2011 and 6.2% at December 31, 2010. The higher discount rate reflects changes to interest rates and our current financing costs. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.